FMC Technologies                                                   Exhibit 99.a

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Title/Intro. Slide

                            [LEHMAN BROTHERS LOGO]

                             CEO ENERGY CONFERENCE

                               FMC TECHNOLOGIES



                              JOSEPH H.NETHERLAND
                               CEO AND PRESIDENT
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Slide 1

These slides and the accompanying presentations contain "forward-looking statements," which represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934 and Registration Statement on Form S-1, as amended. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
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

Slide 2

Investment Highlights

 .  Premier late-cycle oilfield services business focused on deepwater

 . Strong industry positions based on leading technologies (#1 or #2 in all major products)

 .  Leader in subsea production systems

     -  Leader in subsea tree installations and awards

     -  Strong customer relationships with leading offshore producers

 .  Proven track record of growth

 .  Experienced management team

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Slide 3

[Photos of Energy Production and Processing Systems; FoodTech and Airport
Systems]

Powerful Combination of Leading Businesses

     . Strong Growth
               (CAGR 1994 - 2000)        Revenue      EBITDA /(1)/
                                         -------      ------------

         Production Systems               16.2%           49.7%
         Processing Systems               11.6%           42.4%
                                          -----           -----
         Energy Systems                   14.5%           46.3%
         FoodTech                         10.4%           25.2%
         Airport Systems                  12.5%           39.6% /(2)/

       /(1)/ EBITDA from continuing operations w/ allocated overhead.

       /(2)/ Airport CAGR shown excluding overhead.

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Slide 4

Energy Systems
Demonstrated Growth
[2 column graphs]

Graph #1
Sales ($M)
  1994   $   460
  1995   $   769
  1996   $   949
  1997   $ 1,144
  1998   $ 1,321
  1999   $ 1,129
  2000   $ 1,037

14.5% CAGR
----------
Graph #2
EBITDA ($M) (1)
  1994   $     9
  1995   $    18
  1996   $    47
  1997   $    98
  1998   $   109
  1999   $   106
  2000   $    83

46.3% CAGR

  (1) Includes allocated corporate overhead
      EBITDA is from continuing operations

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Slide 5

[Color Illustrations]

Metering & Control Systems
Surface Well Systems
Subsea Drilling Systems
Light Well Intervention
Tension Leg Platforms
Floating Production Storage & Offloading Vessels
Turret Mooring Systems
Standard Subsea Trees
Subsea Processing
Smart Well Control Systems
Subsea Template Systems
ROV Tie-In Systems
Subsea Manifold
Guidelineless Deepwater Trees

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Slide 6

Energy Systems
Leading Technologies

[6 color photos]
Subsea Tree with Controls
Subsea Manifolds
FPSO/Turret Mooring System
Fluid Control Products
Surface/TLP Well Systems
Loading Systems

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Slide 7

Energy Systems
Leading Industry Positions

                                                  Industry Position
                                                  -----------------

Subsea systems                                            1
Floating Production (Mooring Systems)                     2
Surface                                                   2
Fluid Control                                             1
Loading Systems                                           1
Measurement Solutions                                     2

Source: Simmons & Co. International, Boston Consulting Group, Spears and Associates, Quest, FMC Technologies Internal

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

Slide 8
[Chart]

Industry Leading Subsea Technology
1977         Enchova        EN-1RJS       124m       ABB         406 ft
1980         Bonito         RJS-39        189m       FMC         619 ft
1983         Pirauna        RJS-232       293m       Kvaerner    961 ft
1985         Marimba        RJS-284       383m       FMC       1,256 ft
1988         Marimba        RJS-376D      492m       FMC       1,613 ft
1988         Placid Green   Canyon 31     684m       ABB       2,244 ft
1992         Marlim         MRL-9         781m       FMC       2,561 ft
1994         Marlim         MRL-4        1027m       FMC       3,368 ft
1997         Shell Mensa                 1618m       FMC       5,308 ft
1997         Marlim Sul     MLS-3        1709m       ABB       5,605 ft
1999         Roncador       RJS-436      1853m       FMC       6,080 ft
2000         Petrobras      Roncador     1877m       ABB       6,157 ft

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Slide 9
[Area Chart]

Rapidly Growing Subsea Tree Market

Number of Installed Trees/Year
                1994  1995  1996  1997  1998  1999  2000  2001  2002  2003  2004
Asia Pacific      24     6    22     4     4    24     2     8    19    32    44
North Sea         65    63    57    47    53   113    92    77    69    61    58
Brazil            13    16    28    26    35    50    22    35    42    48    56
Gulf of Mexico    11    18    15    23    18    29    28    32    37    50    62
W. Africa         10     1    14    13     4    13    44    48    55    69    80
17.0% CAGR 2000 - 2004
Sources: Quest Offshore and Douglas Westwood
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Slide 10

Gulf of Mexico Deepwater Capex
2000 to 2005 ($12B)
 [Pie Chart]

BP                    25%
ExxonMobil            10%
Shell                 19%
Kerr McGee             5%
Marathon               2%
Chevron Texaco         6%
Mariner                4%
TotalFinaElf           5%
All Others            24%

Source: Oil & Gas Journal

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Slide 11 (Pie Chart)
W. Africa Deepwater Capex
2000 to 2005 ($23.5B)

BP                   3%
Chevron Texaco      17%
Shell                9%
Triton               4%
ExxonMobil          23%
Statoil              3%
TotalFinaElf        41%

Source: Douglas Westwood

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Slide 12
[Pie Chart]

Brazil Deepwater Capex
2000 to 2005 ($14B)

      Petrobras          70%
      Agip                2%
      BP                  3%
      Amerada Hess        2%
      Chevron Texaco      3%
      Coastal             2%
      Devon               2%
      Enterprise          4%
      ExxonMobil          2%
      Kerr McGee          2%
      Shell               3%
      TotalFinaElf        3%
      Unocal              2%

                             Source: Brazil Energy
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

Slide 13
[Bar Graph]

Alliances with Leading Offshore Producers
Subsea Completions by Operator 2001 to 2006

Completions:
                          Number of completions
                          ---------------------
                            (approximate plot
                            points on graph)
      TotalFinalElf*              325
      Petrobras*                  298
      BP*                         230
      Royal Dutch/Shell*          180
      ExxonMobil*                 145
      ChevronTexaco               143
      Norsk Hydro*                125
      Statoil*                     80
      Conoco*                      50
      BHP Petroleum                48
      Marathon Oil                 47
      PetroCanada*                 46
      Sakhalin Coop                46
      Wapet                        46
      Murphy Oil                   46
      Anadarko*                    46
      Enterprise Oil               45
      Woodside Petroleum*          45
      Triton Energy                45
      Unocal*                      45
      Kerr-McGee*                  43
      BritGas E&P                  42
      INPEX                        41
      Amerada-Hess                 41
      Mariner Energy               41
      Husky Oil                    40
      Pemex                        37
      Phillips*                    37
      Agip*                        37


          * Predominantly FMC accounts


                             Source: Quest Offshore
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

Slide 14

FoodTech
Leading Technologies
                                   Industry
                                   Position
                                   --------
     Citrus Extractors                 1

     Convenience Food Systems          2

     Freezing Technologies             1

     Sterilization Technologies        1

     [3 Photos: Spiral Freezer; Citrus Extractor; Flat Product Freezer]

                  Sources: McKinsey, FMC Technologies Internal
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Slide 15

Airport Systems
Leading Technologies
                                   Industry
                                   Position
                                   --------

     Cargo Loaders                     1

     Passenger Boarding Bridges        1


     [3 Photos: Military Loader, Passenger Boarding Bridge; Commercial Loader]

                  Sources: McKinsey, FMC Technologies Internal
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Slide 16

Financial Summary

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Slide 17
[Bar Graph]


Demonstrated Growth                           --------------
                                                11.4% CAGR
                                              --------------
Sales ($M)
Energy Businesses/Airport Systems/FoodTech [intercompany eliminations not shown]

             Total   Energy Businesses  Airport Systems  FoodTech
             ------  -----------------  ---------------  --------
     1994    $  980        $  460             $132         $316

     1995    $1,362        $  769             $207         $307

     1996    $1,690        $  949             $257         $470

     1997    $2,032        $1,144             $310         $581

     1998    $2,186        $1,321             $320         $549

     1999    $1,953        $1,129             $291         $537

     2000    $1,875        $1,037             $267         $573

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Slide 18
[Bar Graph]


Demonstrated Growth
EBITDA ($M)                                  --------------
                                               37.8% CAGR
                                             --------------

             Total  Energy Businesses  Airport Systems  FoodTech
             -----  -----------------  ---------------  --------

     1994     $ 24         $  9              $(4)          $18

     1995     $ 53         $ 18              $10           $25

     1996     $100         $ 47              $16           $31

     1997     $177         $ 98              $23           $57

     1998     $194         $109              $27           $58

     1999     $181         $106              $11           $65

     2000     $165         $ 83              $13           $69


From continuing operations; includes allocated corporate overhead
Shown excluding special charges
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Slide 19

Pro Forma Historical Perspective
(Earnings per share data)
Unaudited

             [GRAPH]

     1996  0.19
     1997  1.01
     1998  1.21
     1999  1.12
     2000  0.97
     2001E 0.91

2001 Data include actual results for Q1 & Q2 and FirstCall Estimate for full year

Pro Forma Assumptions:
----------------------
$305.1M debt at 6% interest cost each year
27% tax rate
66M fully diluted shares outstanding
Excludes asset impairments and restructuring and other costs and the cumulative effect of changes in accounting principle.

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Slide 20

Late Cycle Oilfield Services Business
[Line Graph]
(Backlog dollars in millions)
  Dec  96            657
  Mar  97            670
  June 97            693
  Sep  97            728
  Dec  97            750
  Mar  98          1,056
  June 98            993
  Sep  98          1,054
  Dec  98            878
  Mar  99            781
  June 99            692
  Sep  99            618
  Dec  99            593
  Mar  00            528
  June 00            490
  Sep  00            480
  Dec  00            425
  Mar  01            546
  June 01            635
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Slide 21

High Return on Capital
Year 2000

                                             % With Goodwill                                          % Without Goodwill
                         ------------------------------------------------------------   --------------------------------------------
                          Return on Sales    Capital Turns     Return on Capital          Capital Turns          Return on Capital
                         (Net Inc./Sales) (Sales/Avg.Cap.Emp) (Net Inc./Avg.Cap.Emp.)   (Sales/Avg.Cap.Emp)  (Net Inc./Avg.Cap.Emp.)
                         ------------------------------------------------------------   --------------------------------------------
Baker Hughes Inc             6.0                  90                  5.4                      124                      7.4

Cooper Cameron               6.8                 125                  8.5                      166                     11.3

Dril-Quip                    6.9                  94                  6.5                       94                      6.5

Halliburton                  2.1                 149                  3.1                      163                      3.4

Schlumberger                 9.5                  75                  7.2                       85                      8.1

Smith International          3.5                 212                  7.4                      306                     10.7

Varco International          6.2                 115                  7.1                      163                     10.1

Weatherfold International    2.0                  63                  1.3                       97                      1.9


Median                       4.2                 109                  4.5                      164                      6.9

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FMC Technologies             4.1                 195                  8.1                      315                     13.0
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

Unlevered Net Income adjusted to exclude special & one time charges

Sources: Compustat, FMC Technologies Internal
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Slide 22

Conclusion

 .  Pursue innovation and technology

 .  Provide technology driven, mission critical products and services

 .  Focus on high growth sectors

 .  Maintain and expand alliances with industry leaders

 .  Focus on growth in profits and return on capital

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